UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 20, 2018
Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100
Orlando, Florida 32826
(Address of principal executive office, including zip code)

(407) 382-4003
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

LightPath Technologies, Inc.
Form 8-K

Item 1.01
Entry into a Material Definitive Agreement

On April 20, 2018, LightPath Technologies, Inc. (the “Company”) entered into a lease agreement (the “Lease”) with CIO University Tech, LLC (the “Landlord”) for approximately 12,378 rentable square feet in the building located at 12501 Research Parkway, Suite 180, Orlando, Florida, 32826 (the “Premises”). The Premises will provide additional manufacturing space near the Company’s corporate headquarters.

The anticipated commencement date of the Lease is August 1, 2018 (the “Commencement Date”). The term of the Lease is forty-eight (48) months, commencing on the Commencement Date (the “Lease Term”), with one renewal option for a five-year term.

The Company must pay the Landlord base rent equal to $18,567 per month during the first year of the Lease Term. Thereafter, the monthly base rent will be increased annually by three percent (3%) on each anniversary of the Commencement Date during the Lease Term. Base rent will be abated for the first full month following the Commencement Date (the “Rent Concession”); provided, however, in the event of a default, the Landlord is entitled to recover the entire Rent Concession.

In addition to the base rent, the Company must pay its proportionate share of certain operating expenses, insurance costs, and taxes for each calendar year during the Lease Term. A security deposit in the amount of $18,567 together with Company’s share of operating expenses for the first (1st) month of the Lease Term in the amount of $5,723.65 was paid to the Landlord upon execution of the Lease.

The Landlord agreed to provide the Company with a tenant improvement allowance for the Premises in an amount not to exceed $25.00 per rentable square foot, or $309,450.

The Lease contains customary representations, warranties, covenants, indemnification provisions, default provisions, and termination provisions for a commercial office lease.

The foregoing description of the terms of the Lease does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01
Financial Statements and Exhibits

(d) Exhibits

Exhibit No.
Description of Document

10.1
Lease dated April 20, 2018, by and between LightPath Technologies, Inc. and CIO University Tech, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: April 26, 2018	By:	/s/ Dorothy M. Cipolla
Dorothy M. Cipolla, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
Description of Document

10.1
Lease dated April 20, 2018, by and between LightPath Technologies, Inc. and CIO University Tech, LLC